MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS April 30, 2001               New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended April 30, 2001, the U.S. economy began to show signs of a slowdown as retail sales flattened, capital spending stalled and unemployment edged upward. The stock market became more volatile and the value of many equities declined. Earlier fears about inflation were replaced with concerns over weakening asset prices. The change in market psychology was reinforced last December when comments by Federal Reserve Board Chairman Alan Greenspan indicated that the central bank was ready to switch to a bias toward easing rates if the economy continued to show weakness. These comments sparked a strong year-end rally in the fixed-income markets that lowered interest rates across the yield curve. Between January and April 2001, the Fed followed through by lowering the federal funds rate in four 50-basis-point moves from 6.50 to
4.50 percent. Subsequent to the end of the reporting period, on May 15, 2001, the Federal Reserve lowered rates an additional 50 basis points.

MUNICIPAL MARKET CONDITIONS

The yield of the long-term insured municipal bond index stabilized near 5.25 percent during the first three months of 2001. This level was nearly 75 basis points lower than a year ago. However, yields rose in April when economic data proved more favorable than expected. The index closed the month at a yield of
5.45 percent. As the Federal Reserve began to ease monetary policy, the yield pickup for extending tax-exempt maturities from one to 30 years jumped from 150 to 240 basis points.

Historically, the ratios of municipal yields as a percentage of Treasury yields have been used to track the relationship between the two markets. The ratio of 30-year insured municipals to Treasuries declined slightly, to 95 percent, during the first half of the fiscal year. Over the past three years this ratio has ranged between 86 and 100 percent.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

Lower interest rates have led to a resurgence in new-issue supply. During the first four months of 2001, new-issue volume increased 36 percent, to $77 million. For all of calendar year 2000, total new-issue volume was $200 billion. New York new-issue underwriting represented 8 percent of national volume.

                         [30-YEAR BOND YIELDS GRAPH]

                        30-YEAR BOND YIELDS 1995 - 2001

           Insured                       U.S.                    Insured Municipal Yields/
       Municipal Yields            Treasury Yields              U.S. Treasury Yields (Ratio)
1995        6.40                         7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.20                         7.34                               84.47
            5.80                         6.66                               87.09
            6.10                         6.62                               92.15
            6.10                         6.86                               88.92
            6.00                         6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.50                         6.14                               89.58
            5.35                         5.94                               90.07
1996        5.40                         6.03                               89.55
            5.60                         6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.90                         6.89                               85.63
            5.85                         6.97                               83.93
            5.90                         7.11                               82.98
            5.70                         6.93                               82.25
            5.65                         6.64                               85.09
            5.50                         6.35                               86.61
            5.60                         6.63                               84.46
1997        5.70                         6.79                               83.95
            5.65                         6.80                               83.09
            5.90                         7.10                               83.10
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.60                         6.78                               82.60
            5.30                         6.30                               84.13
            5.50                         6.61                               83.21
            5.40                         6.40                               84.38
            5.35                         6.15                               86.99
            5.30                         6.05                               87.60
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.20                         5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.20                         5.80                               89.66
            5.20                         5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6.00                         6.29                               95.39
            5.97                         6.48                               92.13
2000        6.18                         6.49                               95.22
            6.04                         6.14                               98.37
            5.82                         5.83                               99.83
            5.91                         5.96                               99.16
            5.91                         6.01                               98.34
            5.84                         5.90                               98.98
            5.73                         5.78                               99.13
            5.62                         5.67                               99.12
            5.74                         5.89                               97.45
            5.65                         5.79                               97.58
            5.55                         5.61                               98.93
            5.27                         5.46                               96.52
2001        5.30                         5.50                               96.36
            5.27                         5.31                               99.25
            5.26                         5.44                               96.69
            5.45                         5.79                               94.13

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

During the six-month period ended April 30, 2001, the net asset value (NAV) of Morgan Stanley Dean Witter New York Quality Municipal Securities (IQN) increased from $13.81 to $14.26 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.35 per share, the Trust's total NAV return was
6.08 percent. IQN's value on the New York Stock Exchange (NYSE) increased from $11.8125 to $12.91 per share during this period. Based on this change plus reinvestment of tax-free dividends, IQN's total market return was 12.27 percent. As of April 30, 2001, IQN's share price was at a 9.47 percent discount to its NAV.

Monthly dividends for the second quarter of 2001, declared in March were unchanged at $0.0575 per share. The Trust's level of undistributed net investment income was $0.063 per share on April 30, 2001, versus $0.041 per share six months earlier.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PORTFOLIO STRUCTURE

The Trust's net assets of $92.6 million were diversified among 12 long-term sectors and 40 credits. At the end of April, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest-rate changes, was 6.9 years. The accompanying charts provide current information on the portfolio's credit quality, maturity distribution and sector concentrations. Optional redemption provisions are also shown by year of the call and their respective cost (book) yields.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six month period, ARPS leverage contributed approximately $0.03 per share to common share earnings. The Trust's two weekly ARPS series totaling $24 million represented 26 percent of net assets. Weekly yields ranged between 2.10 and 5.05 percent. In comparison, the yield on 1-year municipal notes has fallen from 4.19 percent in October 2000 to 3.08 percent at the end of April.

LOOKING AHEAD

The slower pace of economic growth and the Federal Reserve Board's shift to an easing bias in its monetary policy should create a favorable backdrop for fixed-income investments. In this environment, municipals' tax-free income and relative attractiveness versus Treasuries continue to offer good long-term value to municipal investors.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of Morgan Stanley Dean Witter New York Quality Municipal Securities and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

[LARGEST SECTORS BAR CHART]

LARGEST SECTORS AS OF APRIL 30, 2001
(% OF NET ASSESTS)

                                                                       GENERAL                                   PUBLIC
                         EDUCATION     HOSPITAL     TRANSPORTATION   OBLIGATION     MORTGAGE      ELECTRIC     FACILITIES
                         ---------     --------     --------------   ----------     --------      --------     ----------
                            14%           14%             12%            10%           10%            8%            7%

                         NURSING &
                          HEALTH
                         ---------
                             6%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF APRIL 30, 2001
(% OF TOTAL LONG-TERM PORTFOLIO)

AAA OR AAA                                              AA OR AA                     A OR A                    BAA OR BBB
----------                                              --------                     ------                    ----------
33%                                                       41.00%                      19.00%                      7.00%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[DISTRIBUTION BY MATURITY BAR CHART]

                           DISTRIBUTION BY MATURITY
                               (% OF NET ASSETS)

                                                              WEIGHTED AVERAGE
                                                              MATURITY: 19 YEARS

Under 1 Year                                                                      1.5%
1-5 Years                                                                         0.0%
5-10 Years                                                                        9.0%
10-20 Years                                                                      49.5%
20-30 Years                                                                      25.9%
30+ Years                                                                        12.5%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

[CALL AND COST (BOOK) YIELD STRUCTURE GRAPH]

                                               CALL AND COST (BOOK) YIELD STRUCTURE
                                                  (BASED ON LONG-TERM PORTFOLIO)
                                                          APRIL 30, 2001

                                                                      WEIGHTED AVERAGE                  WEIGHTED AVERAGE
                                                                  CALL PROTECTION: 5 YEARS              BOOK YIELD: 5.6%

                                                                       BONDS CALLABLE                  COST (BOOK) YIELD *
                                                                       --------------                  -------------------
2001                                                                        0.00%                              0.00%
2002                                                                        0.00%                              0.00%
2003                                                                       39.00%                              5.70%
2004                                                                       17.00%                              5.60%
2005                                                                        1.00%                              6.20%
2006                                                                        3.00%                              5.80%
2007                                                                        4.00%                              5.60%
2008                                                                       13.00%                              5.60%
2009                                                                        6.00%                              5.40%
2010                                                                       11.00%                              5.80%
2011+                                                                       6.00%                              5.30%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 5.7% ON 39% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.

   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2001 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE       VALUE
--------------------------------------------------------------------------------------------------------
            NEW YORK TAX-EXEMPT MUNICIPAL BONDS (96.9%)
            General Obligation (10.0%)
            New York City,
 $ 2,000     1994 Ser C.................................................  5.50 %   10/01/08   $2,077,360
   4,000     1994 Ser D.................................................  5.75     08/15/09    4,160,720
            Puerto Rico,
   1,000     Public Improvement Ser 1999................................  5.25     07/01/16    1,028,440
   2,000     Public Improvement Refg Ser 1993...........................  5.25     07/01/18    2,002,820
 -------                                                                                      ----------
   9,000                                                                                       9,269,340
 -------                                                                                      ----------

            Educational Facilities Revenue (14.4%)
   3,000    New York City Industrial Development Agency, Polytechnic
             University 2000............................................  6.125    11/01/30    3,098,820
            New York State Dormitory Authority,
   4,000     City University Ser 1993 F.................................  5.50     07/01/12    4,107,440
   4,000     State University Ser 1993 C................................  5.375    05/15/13    4,089,240
   2,000     University of Rochester Ser 1998 A (MBIA)..................  5.00     07/01/18    1,954,800
 -------                                                                                      ----------
  13,000                                                                                      13,250,300
 -------                                                                                      ----------

            Electric Revenue (8.1%)
   3,000    Long Island Power Authority, Ser 1998 A (FSA)...............  5.125    12/01/22    2,899,140
   1,000    New York State Power Authority, Ser 2000 A..................  5.25     11/15/40      970,490
   4,000    Puerto Rico Electric Power Authority, Power Ser DD (FSA)....  4.50     07/01/19    3,635,440
 -------                                                                                      ----------
   8,000                                                                                       7,505,070
 -------                                                                                      ----------

            Hospital Revenue (14.2%)
   1,985    New York State Dormitory Authority, Rochester General
             Hospital -- FHA Insured
             Mtge Ser 1993..............................................  5.70     08/01/33    2,005,823
            New York State Medical Care Facilities Finance Agency,
   1,890     Hospital & Nursing Home -- FHA Insured Mtge 1993 Ser B.....  5.50     02/15/22    1,950,461
   3,000     Hospital & Nursing Home -- FHA Insured Mtge 1993 Ser A.....  5.90     08/15/33    3,070,770
   4,000     Presbyterian Hospital -- FHA Insured Mtge Ser 1994 A.......  5.25     08/15/14    4,089,360
   2,000     St Lukes -- Roosevelt Hospital -- FHA Insured Mtge Ser A...  5.625    08/15/18    2,026,780
 -------                                                                                      ----------
  12,875                                                                                      13,143,194
 -------                                                                                      ----------

            Industrial Development/Pollution Control Revenue (5.0%)
            New York State Energy Research & Development Authority,
   1,500     Brooklyn Union Gas Co 1991 Ser A...........................  8.01++   04/01/20    1,713,750
   3,000     New York State Electric & Gas Co Ser A (AMT)...............  5.95     12/01/27    2,870,760
 -------                                                                                      ----------
   4,500                                                                                       4,584,510
 -------                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2001 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE       VALUE
--------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Multi-Family (6.5%)
 $ 3,000    New York City Housing Development Corporation, FHA Ins Mtge
             Ser 1993 B.................................................  5.85 %   05/01/26   $3,029,760
   2,880    New York State Housing Finance Agency, 1996 Ser A Refg
             (FSA)......................................................  6.10     11/01/15    3,025,699
 -------                                                                                      ----------
   5,880                                                                                       6,055,459
 -------                                                                                      ----------

            Mortgage Revenue - Single Family (3.8%)
            New York State Mortgage Agency,
   2,000     Homeowner Ser 29 A.........................................  5.25     04/01/15    2,010,420
   1,500     27th Ser (AMT).............................................  5.875    04/01/30    1,534,905
 -------                                                                                      ----------
   3,500                                                                                       3,545,325
 -------                                                                                      ----------

            Nursing & Health Related Facilities Revenue (6.2%)
            New York State Dormitory Authority,
   2,000     Department of Health Ser 1993..............................  5.70     07/01/09    2,105,360
   1,750     Mental Health Ser 1999 C (MBIA)............................  4.75     08/15/22    1,593,340
   2,000    New York Medical Care Facilities Finance Agency, Mental
             Health 1993 Ser F..........................................  5.375    02/15/14    2,028,040
 -------                                                                                      ----------
   5,750                                                                                       5,726,740
 -------                                                                                      ----------

            Public Facilities Revenue (6.6%)
   4,000    New York State Dormitory Authority, Court Facilities Ser
             1993 A.....................................................  5.625    05/15/13    4,075,720
   2,000    New York State Urban Development Corporation, Correctional
             1998 Ser B (Ambac).........................................  5.25     01/01/16    2,028,620
 -------                                                                                      ----------
   6,000                                                                                       6,104,340
 -------                                                                                      ----------

            Transportation Facilities Revenue (11.5%)
   1,000    Buffalo & Fort Erie Public Bridge Authority, Toll Bridge Ser
             1995 (MBIA)................................................  5.75     01/01/25    1,025,150
   1,000    New York State Thruway Authority, Local Hwy & Bridge Ser
             2000 A (FSA)...............................................  5.75     04/01/17    1,059,090
   4,000    Port Authority of New York & New Jersey, Cons 121 Ser
             (MBIA).....................................................  5.125    10/15/30    3,907,760
   3,000    Triborough Bridge & Tunnel Authority, Ser 1993 B............  5.00     01/01/20    2,907,750
   2,000    Puerto Rico Highway & Transportation Authority, 1998 Ser
             A..........................................................  4.75     07/01/38    1,754,340
 -------                                                                                      ----------
  11,000                                                                                      10,654,090
 -------                                                                                      ----------

            Water & Sewer Revenue (5.1%)
            New York City Municipal Water Finance Authority,
   1,000     1994 Ser B.................................................  5.50     06/15/19    1,008,730
   1,000     1999 Ser A (FGIC)..........................................  4.75     06/15/31      895,570
   3,000     2001 Ser B.................................................  5.125    06/15/31    2,860,590
 -------                                                                                      ----------
   5,000                                                                                       4,764,890
 -------                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2001 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE       VALUE
--------------------------------------------------------------------------------------------------------
            Other Revenue (5.5%)
 $ 2,000    New York City Transitional Finance Authority, 2000 Ser A....  5.75 %   08/15/24    $2,090,340
   3,000    New York Local Government Assistance Corporation, Ser 1993 B
             Refg.......................................................  5.50     04/01/21     3,012,420
 -------                                                                                      -----------
   5,000                                                                                        5,102,760
 -------                                                                                      -----------
  89,505    TOTAL NEW YORK TAX-EXEMPT MUNICIPAL BONDS (Cost $87,812,546 )..................    89,706,018
 -------                                                                                      -----------

            NEW YORK TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (1.5%)
   1,400    New York City, 1994 Ser B (Demand 05/01/01) (Cost
 -------     $1,400,000)................................................  4.20*    08/15/20     1,400,000
                                                                                              -----------

 $90,905    TOTAL INVESTMENTS (Cost $89,212,546) (a).............................      98.4%   91,106,018
 =======

            OTHER ASSETS IN EXCESS OF LIABILITIES..................................     1.6     1,449,521
                                                                                      -----   -----------

            NET ASSETS............................................................    100.0%  $92,555,539
                                                                                      =====   ===========

---------------------

 AMT   Alternative Minimum Tax.
  *    Current coupon of variable rate demand obligation.
 ++    Current coupon rate for residual interest bond. This rate
       resets periodically as the auction rate on the related
       short-term security changes.
 (a)   The aggregate cost for federal income tax purposes
       approximates the aggregate cost for book purposes. The
       aggregate gross unrealized appreciation is $2,425,520 and
       the aggregate gross unrealized depreciation is $532,048,
       resulting in net unrealized appreciation of $1,893,472.

                          Bond Insurance:
-------------------------------------------------------------------
Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (unaudited)


ASSETS:
Investments in securities, at value
 (cost $89,212,546).........................................  $91,106,018
Cash........................................................       72,933
Interest receivable.........................................    1,435,358
Prepaid expenses............................................       40,843
                                                              -----------

    TOTAL ASSETS............................................   92,655,152
                                                              -----------

LIABILITIES:
Payable for:
    Investment management fee...............................       27,825
    Dividends to preferred shareholders.....................        8,226
    Common shares of beneficial interest repurchased........        3,896
Accrued expenses............................................       59,666
                                                              -----------

    TOTAL LIABILITIES.......................................       99,613
                                                              -----------

    NET ASSETS..............................................  $92,555,539
                                                              ===========

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 480 shares
 outstanding)...............................................  $24,000,000
                                                              -----------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 4,807,413 shares
 outstanding)...............................................   68,762,428
Net unrealized appreciation.................................    1,893,472
Accumulated undistributed net investment income.............      303,849
Accumulated net realized loss...............................   (2,404,210)
                                                              -----------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............   68,555,539
                                                              -----------

    TOTAL NET ASSETS........................................  $92,555,539
                                                              ===========

NET ASSET VALUE PER COMMON SHARE
 ($68,555,539 divided by 4,807,413 common shares
 outstanding)...............................................       $14.26
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001 (unaudited)


NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $2,486,992
                                                              ----------

EXPENSES
Investment management fee...................................     162,377
Professional fees...........................................      31,115
Auction commission fees.....................................      30,413
Shareholder reports and notices.............................      11,595
Transfer agent fees and expenses............................      11,419
Registration fees...........................................       9,088
Auction agent fees..........................................       7,430
Trustees' fees and expenses.................................       6,154
Custodian fees..............................................       3,626
Other.......................................................       5,798
                                                              ----------

    TOTAL EXPENSES..........................................     279,015
Less: expense offset........................................      (3,622)
                                                              ----------

    NET EXPENSES............................................     275,393
                                                              ----------

    NET INVESTMENT INCOME...................................   2,211,599
                                                              ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................     144,517
Net change in unrealized appreciation.......................   1,854,829
                                                              ----------

    NET GAIN................................................   1,999,346
                                                              ----------

NET INCREASE................................................  $4,210,945
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX
                                                       MONTHS ENDED   FOR THE YEAR
                                                        APRIL 30,         ENDED
                                                          2001        OCTOBER 31, 2000
--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................  $ 2,211,599      $ 4,460,357
Net realized gain (loss).............................      144,517         (205,571)
Net change in unrealized appreciation/depreciation...    1,854,829        4,203,700
                                                       -----------      -----------

    NET INCREASE.....................................    4,210,945        8,458,486
                                                       -----------      -----------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred............................................     (437,826)        (948,660)
Common...............................................   (1,671,259)      (3,801,163)
                                                       -----------      -----------

    TOTAL DIVIDENDS..................................   (2,109,085)      (4,749,823)
                                                       -----------      -----------
Decrease from transactions in common shares of
 beneficial
 interest............................................     (879,118)      (1,379,575)
                                                       -----------      -----------

    NET INCREASE.....................................    1,222,742        2,329,088
NET ASSETS:
Beginning of period..................................   91,332,797       89,003,709
                                                       -----------      -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $303,849 and $201,335, respectively).............  $92,555,539      $91,332,797
                                                       ===========      ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter New York Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal, New York State and New York City income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited) continued

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2001 aggregated $7,771,363 and $12,312,869, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2001, the Trust had transfer agent fees and expenses payable of approximately $2,200.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 and 2 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited) continued

to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                 AMOUNT IN           RESET        RANGE OF
SERIES  SHARES*  THOUSANDS*  RATE*    DATE    DIVIDEND RATES**
------  -------  ----------  -----  --------  ----------------
  1       260     $13,000    3.65%  05/01/01   2.70% - 5.05%
  2       220      11,000    3.75   05/04/01    2.10 - 4.85

---------------------
 * As of April 30, 2001.
** For the six months ended April 30, 2001.

Subsequent to April 30, 2001 and up through June 8, 2001, the Trust paid dividends to Series 1 and 2 at rates ranging from 3.40% to 3.59%, in the aggregate amount of $81,402.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 1999...................................  4,988,513    $49,885    $70,971,236
Treasury shares purchased and retired (weighted average
 discount 6.41%)*...........................................   (112,300)    (1,123)    (1,378,452)
                                                              ---------    -------    -----------
Balance, October 31, 2000...................................  4,876,213     48,762     69,592,784
Treasury shares purchased and retired (weighted average
 discount 11.17%)*..........................................    (68,800)      (688)      (878,430)
                                                              ---------    -------    -----------
Balance, April 30, 2001.....................................  4,807,413    $48,074    $68,714,354
                                                              =========    =======    ===========

---------------------
* The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At October 31, 2000, the Trust had a net capital loss carryover of approximately $2,549,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

             AMOUNT IN THOUSANDS
---------------------------------------------
 2002     2003       2004     2005     2007
------  --------   --------   ----   --------
$1,135    $854       $332     $22      $206
======    ====       ====     ===      ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 27, 2001, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD        PAYABLE
PER SHARE      DATE          DATE
---------  ------------  -------------
 $0.0575   May 4, 2001   May 18, 2001
 $0.0575   June 8, 2001  June 22, 2001

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2001, the Trust held positions in residual interest bonds having a total value of $1,713,750, which represents 1.9% of the Trust's net assets.

MORGAN STANLEY DEAN WITTER NEW YORK QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                    FOR THE SIX     FOR THE YEAR ENDED OCTOBER 31*
                                   MONTHS ENDED     ------------------------------
                                  APRIL 30, 2001*        2000            1999
----------------------------------------------------------------------------------
                                    (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period.........................       $13.81           $ 13.03         $ 14.73
                                       ------           -------         -------
Income (loss) from investment
 operations:
 Net investment income..........         0.46              0.90            0.87
 Net realized and unrealized
   gain (loss)..................         0.41              0.82           (1.69)
                                       ------           -------         -------
Total income (loss) from
 investment operations..........         0.87              1.72           (0.82)
                                       ------           -------         -------
Less dividends from:
 Net investment income..........        (0.35)            (0.77)          (0.75)
 Common share equivalent of
   dividends paid to preferred
   shareholders.................        (0.09)            (0.19)          (0.15)
                                       ------           -------         -------
Total dividends.................        (0.44)            (0.96)          (0.90)
                                       ------           -------         -------
Anti-dilutive effect of
 acquiring treasury shares......         0.02              0.02            0.02
                                       ------           -------         -------
Net asset value, end of
 period.........................       $14.26           $ 13.81         $ 13.03
                                       ======           =======         =======
Market value, end of period.....       $12.91           $11.813         $12.313
                                       ======           =======         =======
TOTAL RETURN+...................        12.27%(1)          2.07%          (7.39)%
RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS:
Total expenses..................         0.81%(2)(3)       0.88%(3)        0.87%(3)
Net investment income before
 preferred stock dividends......         6.42%(2)          6.81%           6.13%
Preferred stock dividends.......         1.27%(2)          1.45%           1.06%
Net investment income available
 to common shareholders.........         5.15%(2)          5.36%           5.07%
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands......................      $92,556           $91,333         $89,004
Asset coverage on preferred
 shares at end of period........          385%              380%            371%
Portfolio turnover rate.........            9%(1)             7%             13%

                                       FOR THE YEAR ENDED OCTOBER 31*
                                  --------------------------------------------
                                    1998          1997              1996
--------------------------------  --------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of
 period.........................   $ 14.08       $ 13.07            $12.86
                                   -------       -------            ------
Income (loss) from investment
 operations:
 Net investment income..........      0.89          0.89              0.88
 Net realized and unrealized
   gain (loss)..................      0.61          0.92              0.15
                                   -------       -------            ------
Total income (loss) from
 investment operations..........      1.50          1.81              1.03
                                   -------       -------            ------
Less dividends from:
 Net investment income..........     (0.70)        (0.69)            (0.72)
 Common share equivalent of
   dividends paid to preferred
   shareholders.................     (0.16)        (0.16)            (0.16)
                                   -------       -------            ------
Total dividends.................     (0.86)        (0.85)            (0.88)
                                   -------       -------            ------
Anti-dilutive effect of
 acquiring treasury shares......      0.01          0.05              0.06
                                   -------       -------            ------
Net asset value, end of
 period.........................   $ 14.73       $ 14.08            $13.07
                                   =======       =======            ======
Market value, end of period.....   $14.063       $12.688            $11.25
                                   =======       =======            ======
TOTAL RETURN+...................     16.92%        19.65%             6.52%
RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS:
Total expenses..................      0.86%(3)      0.89%(3)          0.93%(3)
Net investment income before
 preferred stock dividends......      6.15%         6.64%             6.74%
Preferred stock dividends.......      1.13%         1.16%             1.22%
Net investment income available
 to common shareholders.........      5.02%         5.48%             5.52%
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands......................   $98,862       $96,111           $93,050
Asset coverage on preferred
 shares at end of period........       412%          400%              389%
Portfolio turnover rate.........        14%           --                 5%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.

                          SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


MORGAN STANLEY
DEAN WITTER
NEW YORK
QUALITY
MUNICIPAL
SECURITIES

Semiannual Report
April 30, 2001